UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2019 Annual Meeting of Stockholders of Fate Therapeutics, Inc. (the “Company”) held on May 3, 2019:

(i) The election of two Class III directors, as nominated by the Board of Directors, to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019;

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2019 (the “Proxy Statement”); and

(iv) A non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.

The proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the annual meeting was 65,032,012.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 60,435,349.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
Timothy P. Coughlin	51,216,264	670,477
J. Scott Wolchko	38,438,012	13,448,729

There were 8,548,608 broker non-votes regarding the election of directors.

(b)Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The results of the voting included 59,921,023 votes for, 95,227 votes against, and 419,099 votes abstained.

There were zero broker non-votes regarding this proposal.

(c)Non-binding Advisory Vote on Compensation of Named Executive Officers.

Votes For	Votes Against	Abstain
50,949,126	517,577	420,038

There were 8,548,608 broker non-votes regarding this proposal.

(d)Non-binding Advisory Vote on Frequency of Future Non-binding Advisory Votes on Compensation of Named Executive Officers.

1 Year	2 Years	3 Years	Abstain
50,658,491	12,482	104,171	1,111,597

There were 8,548,608 broker non-votes regarding this proposal.

Pursuant to the recommendation of the Board of Directors of the Company and consistent with the stockholders’ preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year. The next required non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2025 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2019	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer